UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 27, 2006

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of September 1, 2006, providing for the issuance of
Mortgage Pass-Through Certificates, Series 2006-NC2)

Mortgage Asset Securitization Transactions, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or Other Jurisdiction of Incorporation)	333-130373-10 (Commission File Number)	06-1204982 (I.R.S. Employer Identification Number)
1285 Avenue of the Americas New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant's telephone number, including area code: (212) 713-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- Completion of Acquisition of Disposition of Assets

Item 2.01        Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On September 28, 2006, a single series of certificates, entitled MASTR Asset Backed Securities Trust 2006-NC2, Mortgage Pass-Through Certificates, Series 2006-NC2 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Mortgage Asset Securitization Transactions, Inc. as depositor (the “Depositor”), HomEq Servicing Corporation, as servicer (the “Servicer”), Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and trust administrator (the “Trust Administrator”) and U.S. Bank National Association as trustee (the “Trustee”). The Certificates consist of twenty classes of certificates (collectively, the “Certificates”), designated as the “Class A-1 Certificates”, “Class A-2 Certificates”, “Class A-3 Certificates”, “Class A-4 Certificates”, “Class A-5 Certificates,” “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class M-10 Certificates”, “Class M-11 Certificates”, “Class CE Certificates”, “Class P Certificates”, “Class R Certificates” and “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool’“) of closed end, fixed-rate and adjustable-rate mortgage loans secured by first and second mortgages or deeds of trust on residential one- to four-family properties having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate Stated Principal Balance of $862,616,745.00 as of September 1, 2006 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Assignment and Recognition Agreement, dated September 28, 2006, among UBS Real Estate Securities Inc., a Delaware corporation (the “Seller”), Mortgage Asset Securitization Transactions, Inc., a Delaware corporation (the “Purchaser”) and New Century Mortgage Corporation, a California corporation (the “New Century Mortgage”).

The Class A-1 Certificates, the Class A-2 Certificates, Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates and the Class M-9 Certificates (the “Publicly Offered Certificates”) were sold by the Depositor to UBS Securities LLC (the “Underwriter”), pursuant to an Underwriting Agreement, dated August 21, 2006 (the “Underwriting Agreement”) between the Depositor and the Underwriter.

The Publicly Offered Certificates have the following initial Certificate Balances and Pass-Through Rates:
Designation	Pass-Through Rate	Initial Aggregate Certificate Principal Balance
Class A-1	Variable(1)	$ 161,350,000.00
Class A-2	Variable(1)	$ 279,000,000.00
Class A-3	Variable(1)	$ 81,700,000.00
Class A-4	Variable(1)	$ 96,000,000.00
Class A-5	Variable(1)	$ 36,676,000.00
Class M-1	Variable(1)	$ 34,073,000.00
Class M-2	Variable(1)	$ 43,131,000.00
Class M-3	Variable(1)	$ 14,664,000.00
Class M-4	Variable(1)	$ 16,389,000.00
Class M-5	Variable(1)	$ 15,958,000.00
Class M-6	Variable(1)	$ 11,645,000.00
Class M-7	Variable(1)	$ 12,939,000.00
Class M-8	Variable(1)	$ 9,488,000.00
Class M-9	Variable(1)	$ 11,214,000.00
_______________
 (1) Calculated in accordance with the definition of “Pass-Through Rate” in the Pooling and Servicing Agreement.

The Certificates, other than the Class M-10 Certificates, Class M-11 Certificates, Class CE Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated and the Prospectus Supplement, dated August 21, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-10 Certificates, the Class M-11 Certificates, the CE Certificates, the Class P Certificates and the Residual Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9- Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

1.  Not applicable

2.  Not applicable

3.  Exhibits

Exhibit No.	Description

4.1
Pooling and Servicing Agreement, dated as of September 1, 2006, by and among Mortgage Asset Securitization Transactions, Inc. as depositor (the “Depositor”), HomEq Servicing Corporation as servicer (the “Servicer”), Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and trust administrator (the “Trust Administrator”) and U.S. Bank National Association as trustee (the “Trustee”), relating to the Series 2006-NC2 Certificates.

1.1	Underwriting Agreement, dated as of August 21, 2006, between Mortgage Asset Securitization Transactions, Inc. and UBS Securities LLC (the “Underwriter”), relating to the Series 2006-NC2 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   September 28, 2006

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

By: /s/ Anthony Beshara

Name: Anthony Beshara Title: Associate Director

By: /s/ Glenn McIntyre

Name: Glenn McIntyre Title: Director

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of September 1, 2006, by and among Mortgage Asset Securitization Transactions, Inc. as depositor (the “Depositor”), HomEq Servicing Corporation as servicer (the “Servicer”), Wells Fargo Bank, N.A. as master servicer (the “Master Servicer”) and trust administrator (the “Trust Administrator”) and U.S. Bank National Association as trustee (the “Trustee”), relating to the Series 2006-NC2 Certificates.	7
1.1	Underwriting Agreement, dated as of August 21, 2006, between Mortgage Asset Securitization Transactions, Inc. and UBS Securities LLC (the “Underwriter”), relating to the Series 2006-NC2 Certificates.	8

Exhibit 4.1

Exhibit 1.1